Exhibit 10.46

TRADEMARK LICENSE WAIVER AGREEMENT

This Waiver Agreement, dated as of March 3, 2010, is by and between Hallmark Licensing, Inc. (“Hallmark Licensing”) and Crown Media United States, LLC (“Crown Media”).

WHEREAS, Crown Media and Hallmark Licensing have previously entered into that certain (1) Amended and Restated Trademark License Agreement between the parties dated as of March 27, 2001 as extended on November 30, 2002, as of August 28, 2003, as of  August 1, 2004, as of August 1, 2005, as of April 10, 2006, as of August 1, 2007, as of August 1, 2008 and August 15, 2009 (“HC TM License Agreement”) and (2) Movie Channel Trademark License Agreement between the parties dated as of January 1, 2004, as extended as of August 1, 2004, as of August 1, 2005, as of April 10, 2006, as of August 1, 2007, as of August 1, 2008 and August 15, 2009 (“HMC TM License Agreement”);

WHEREAS, under Section 8(e) of each of the HC TM License Agreement and HMC TM License Agreement, Crown Media would be in default if its auditors determine that Crown Media is no longer a going concern (the “Event of Default”);

WHEREAS, Crown Media’s auditor has advised that  it will issue an opinion on March 4, 2010 in connection with its audit of Crown Media’s consolidated financial statements for the fiscal year ended December 31, 2009 which indicates that there doubts about Crown Media’s ability to continue as a concern (“KPMG Opinion”);

WHEREAS, receiving such an opinion would trigger an Event of Default under each of the HC TM License Agreement and HMC TM License Agreement; and

WHEREAS, Crown Media has requested that Hallmark Licensing waive this Event of Default and Hallmark Licensing is willing to grant such waiver.

NOW, THEREFORE, Crown Media and Hallmark Licensing hereby agree as follows:

1. Subject to the terms and conditions set forth herein, Hallmark Licensing hereby agrees to waive the Event of Default triggered by Crown Media’s receipt of the KPMG Opinion.  This waiver shall only apply in connection with this KPMG Opinion and shall not apply to any future instances or opinions in connection with any future audits or financial statements.

2. All other terms and conditions of the HC TM License Agreement and HMC TM License Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Trademark License Waiver Agreement as of the date set forth above.

HALLMARK LICENSING, INC.

By: _/s/ C. Todd Navrat__________________
      Name: C. Todd Navrat
      Title: Vice President

CROWN MEDIA UNITED STATES, LLC

By: __/s/ Charles Stanford________________
      Name: Charles Stanford
      Title: Vice President